SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 18, 2000


                              NTL INCORPORATED
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             (Exact Name of Registrant as Specified in Charter)


         Delaware                       *                  13-4105887
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(State or Other Jurisdiction       (Commission           (IRS Employer
     of Incorporation)             File Number)         Identification No.)


   110 East 59th Street, New York, New York                10022
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   (Address of Principal Executive Offices)              (Zip Code)


     Registrant's Telephone Number, including area code: (212) 906-8440


                                     *
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       (Former Name or Former Address, if Changed Since Last Report)


* This report is being filed with the Commission by the Registrant as a Successor Issuer to NTL (Delaware), Inc. by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended. The Commission File Number of NTL (Delaware), Inc. is 0-25691.


Item 5.  Other Events.

      (A) On May 18, 2000, NTL Incorporated (NASDAQ and EASDAQ: NTLI) completed a corporate restructuring to create a holding company structure. The holding company restructuring was accomplished through a merger under
Section 251(g) of the Delaware General Corporation Law so that all stockholders of NTL at the effective time of the merger became stockholders of the new holding company, and NTL became a subsidiary of the new holding company. The formation of the holding company was previously announced as part of the Company's acquisition of the residential cable assets of Cable & Wireless Communications plc which transaction is expected to close by May 31, 2000.

      The new holding company has taken the NTL Incorporated name and will trade under the same NTLI (NASDAQ and EASDAQ) symbols, with the same CUSIP numbers as before. The holding company's subsidiary has changed its name to NTL (Delaware), Inc.

      Stockholders are not required to take any action in connection with this corporate restructuring. All outstanding shares will be converted into shares of the holding company, in a non-taxable transaction, with the same voting powers, designations, preferences and rights, and the same qualifications, restrictions, and limitations, as the shares of NTL previously held by stockholders prior to the holding company merger. The shares of the holding company will continue to be represented by the same stock certificates that previously represented shares of NTL capital stock prior to the holding company merger.

      A copy of the press release announcing the holding company merger is attached hereto as Exhibit 99 and is incorporated herein by reference.

      (B) This report is being filed with the Commission by the Registrant as a Successor Issuer to NTL (Delaware), Inc. by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended. The Commission File Number of NTL (Delaware), Inc. is 0-25691. This Form 8-K is being filed by NTL Incorporated as a Successor Issuer as required by Paragraph (f) of Rule 12g-3 under the Securities Exchange Act of 1934.

Item 7.  Financial Statements and Exhibits.

         Exhibit
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            99    Press release, issued May 18, 2000



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NTL INCORPORATED
                                    (Registrant)


                                    By: /s/ Richard J. Lubasch
                                       ------------------------------------
                                       Name:  Richard J. Lubasch
                                       Title: Executive Vice President,
                                              General Counsel and Secretary


Dated: May 19, 2000




                               EXHIBIT INDEX


Exhibit
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  99  Press release, issued May 18, 2000